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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2000
                              (September 25, 2000)



                         PATRIOT SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                   0-22182                          84-1070278
             --------                   -------                          ----------
 (State or other jurisdiction of      (Commission                  (I.R.S. Empl.Ident. No.)
  incorporation or organization)      File Number)

    10989 Via Frontera, San Diego, California              92127
    -----------------------------------------              -----
    (Address of principal executive offices)             (Zip Code)

                                 (858) 674-5000
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

       On September 25, 2000, Patriot Scientific Corporation (the "Company") appointed Richard G. Blum as Chairman of the Board of Directors and Chief
Executive Officer. Mr. Blum has been a director of the Company since February
1999 and has had an extensive career in managing international companies for ADT, ITT and Kysor Industrial Corporation.

       James T. Lunney was leaving the Company for personal reasons. The Company agreed to honor the balance of Mr. Lunney's employment agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits

       99.8   Press Release of the Company dated September 25, 2000.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PATRIOT SCIENTIFIC CORPORATION


Dated:  September 28, 2000                  By:  /s/ LOWELL W. GIFFHORN
                                                --------------------------------
                                                Lowell W. Giffhorn
                                                Chief Financial Officer



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                                INDEX TO EXHIBITS


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
Exhibit        Item                                                     Page
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
99.8           Press Release of the Company dated September 25, 2000    Filed herewith.



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